Exhibit 99.1

Lordstown Motors Announces Production and Delivery Pause to Address Quality Issues, Voluntary Recall, and Timing of Fiscal Year 2022 Financial Results and Webcast

LORDSTOWN, Ohio, Feb. 23, 2023 -- Lordstown Motors Corp. (Nasdaq: RIDE), (“Lordstown Motors,” “LMC” or the “Company”), an original equipment manufacturer (OEM) of electric vehicles focused on the commercial fleet market, today announced that it will release its fiscal year 2022 financial results before market open on Monday, March 6, 2023. The Company will then host a conference call at 8:30 a.m. Eastern Time.

Lordstown Motors Corp. also announced today that it has experienced performance and quality issues with certain Endurance components that have led the company to temporarily stop production and customer deliveries since our last production update in January. The team is diligently working with suppliers on the root cause analysis of each issue and potential solutions, which in some cases may include part design modifications, retrofits, and software updates. In this regard, LMC has filed paperwork with the National Highway Traffic Safety Administration (NHTSA) to voluntarily recall the Endurance to address a specific electrical connection issue that could result in a loss of propulsion while driving. Lordstown is working with its supplier network to implement a corrective action that the Company believes will address this issue. The recall will affect 19 vehicles that are either in the hands of customers or being used internally by LMC. Vehicles waiting for shipment and vehicles in process at the manufacturing plant will also be retrofitted with the corrective action once components are available.

“While our experienced team has made significant progress in addressing the underlying component and vehicle sub-system issues affecting the Endurance build schedule, we remain committed to doing the right thing by our customers and to resolve potential issues before resuming production and customer shipments,” said Edward Hightower, Lordstown Motors CEO & President. LMC intends to provide a more detailed update on the status of these matters on its upcoming earnings call.

About Lordstown Motors Corp.

Lordstown Motors is an electric vehicle (EV) OEM developing innovative light duty commercial fleet vehicles, with the Endurance all electric pickup truck as its first vehicle and being launched in the Foxconn EV plant in Lordstown, Ohio. Lordstown Motors has engineering, research and development facilities in Farmington Hills, Michigan and Irvine, California. For additional information visit www.lordstownmotors.com.

Forward-looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this report those factors include, but are not limited to: our ability to successfully address known and unknown performance, supply chain, quality and other launch-related issues, some of which are or may be material or may require additional recalls or retrofits of the Endurance, and resume commercial production and sales of the Endurance on a reasonable timeline in accordance with our business plan; the risk that additional elements of our technology, including our hub motors, do not perform as expected in the near or longer-term; our ability to secure and receive vehicle components from our supply chain in sufficient quantities to meet production volume plans and of acceptable quality to meet vehicle requirements; and our ability to deliver on the expectations of customers with respect to the pricing, performance, quality, reliability, safety and efficiency of the Endurance and to provide the levels of after sale service, support and warranty coverage that they will require. No assurance can be given that we will be able to resolve the known and unknown performance issues with the Endurance and resume production in a timely manner, or at all, given the high cost of producing the vehicles and continuing expectation that any production would only be of a limited quantity and at a slow pace.

Other factors that may impact our results and prospects include, but are not limited to:

●	our ability to continue as a going concern, which requires us to manage costs, obtain significant additional funding to execute our business plan, and our ability to raise such funding on a reasonable timeline and with suitable terms;

●	our ability to obtain a strategic partner for the Endurance and to raise sufficient capital, including under the financing arrangements we have established, in order to invest in tooling to lower the Endurance bill of materials cost, continue design enhancements of the Endurance to enable scaled production and fund any future vehicles we may develop;

●	the cost and other impacts of contingent liabilities and availability of insurance coverage and/or adverse publicity with respect to these matters, which may have a material adverse effect, whether or not successful or valid, on our liquidity position, market price of our stock, cash projections, business prospects and ability and timeframe to obtain financing;

●	our ability to effectively implement and realize the benefits from our recently completed and pending transactions and agreements with Foxconn, including the additional funding transactions under the Investment Agreement, dated November 7, 2022, with Foxconn Ventures Pte. Ltd, which are subject to closing conditions, our ability to utilize the designs, engineering data and other foundational work of Foxconn, its affiliates, and other members of the Mobility-in-Harmony (MIH) consortium as well as other parties, and all such parties adhering to timelines to develop, commercialize, industrialize, homologate and certify a vehicle in North America, along with variables that are out of the parties’ control, such as technology, innovation, adequate funding, supply chain and other economic conditions, competitors, customer demand, regulatory approval and other factors;

●	our ability to execute our business plan, expansion plans, strategic alliances and other opportunities, including development and market acceptance of our planned products;

●	risks related to our limited operating history, the execution of our business plan and the timing of expected business milestones, including the ability to effectively utilize existing tooling, a substantial portion of which is soft tooling not intended for long term production;

●	our ability to maintain appropriate supplier relationships and our ability to establish our supply chain to support new vehicle programs;

●	the availability and cost of raw materials and components, particularly in light of current supply chain disruptions and labor concerns, inflation, and the consequences of any shortages on our ability to produce saleable vehicles;

●	our ability to successfully identify and implement actions that will significantly lower the Endurance bill of materials cost, including identifying a strategic partner to scale the Endurance;

●	our ability to obtain binding purchase orders and build customer relationships;

●	the effects of competition on our ability to market and sell vehicles;

●	our ability to attract and retain key personnel and hire additional personnel;

●	the pace and depth of electric vehicle adoption generally;

●	our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

●	our ability to obtain required regulatory approvals and changes in laws, regulatory requirements, interpretations of existing law, governmental incentives and fuel and energy prices; and

●	the possibility that we may be adversely affected by other economic, geopolitical, business and/or competitive factors, including rising interest rates and the direct and indirect effects of the war in Ukraine.

Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and Lordstown Motors undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Contacts:

Investors

Carter W. Driscoll, CFA

IR@lordstownmotors.com

Media

Colleen Robar

crobar@robarpr.com

313-207-5960